UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2024

RREEF Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55598		45-4478978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

875 Third Avenue, 26th Floor	New York,	NY	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 454-4500
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As of January 4, 2024, RREEF Property Trust, Inc. (the “Company”) has received share redemption requests during the quarter ending March 31, 2024 in excess of the limit of 5% of the Company’s combined net asset value (“NAV”) as of December 31, 2023. Pursuant to the terms of the Company’s share redemption plan (the “Share Redemption Plan”), all redemption requests received during the quarter prior to January 4, 2024 were satisfied 100% on a first-come, first-served basis. Redemption requests received on January 4, 2024 were satisfied on a pro rata basis at 84.45% of the requested amount without regard to share class such that aggregate redemptions during the quarter ending March 31, 2024 did not exceed the limit of 5% of the Company’s combined NAV as of December 31, 2023.

As a result of reaching the quarterly redemption volume limitation under the Share Redemption Plan, the Company will no longer accept additional redemption requests until April 1, 2024. All unsatisfied redemption requests received during the quarter ending March 31, 2024 must be resubmitted on or after April 1, 2024 to be accepted.

Pursuant to the Company's Share Redemption Plan and as described in its prospectus, as the quarterly redemption volume limitation was reached on the third business day of the quarter ending March 31, 2024, redemption requests during the quarter ending June 30, 2024 will be satisfied on a stockholder by stockholder basis, which is referred to as the per stockholder allocation, instead of a first-come, first-served basis. Pursuant to the per stockholder allocation, each of the Company's stockholders would be allowed to request redemption at any time during the quarter ending June 30, 2024 of a total number of shares not to exceed 5% of the shares of common stock the stockholder held as of March 31, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer
        Date: January 9, 2024